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                                                                    EXHIBIT 99.1



CONTACT:
Jerry Wong
Poet Holdings, Inc.
(650) 577-2500
jwong@poet.com



      POET HOLDINGS, INC. ANNOUNCES FOURTH QUARTER REVENUES OF $2.4 MILLION


SAN MATEO, CALIFORNIA -- JANUARY 29, 2002-- Poet Holdings, Inc. (Neuer Markt:
POXA), a leading provider of supplier enablement solutions, today announced financial results for the three month period ended December 31, 2001.

Revenues for the fourth quarter of fiscal 2001 decreased 31%, to $2.4 million, as compared with revenues of $3.5 million for the quarter ended December 31, 2000. The net loss for the quarter ended December 31, 2001 was $2.3 million, or $0.21 per share, based on weighted average shares outstanding of 10,858,000, compared to a net loss of $2.8 million, or $0.26 per share, for the quarter ended December 31, 2000, based on weighted average shares outstanding of 10,746,000. Revenues from the sale of products for the fourth quarter of fiscal 2001 decreased 37%, or $0.9 million, to $1.6 million as compared with product revenues of $2.5 million for the quarter ended December 31, 2000.

"We are encouraged by the results of the fourth quarter of fiscal 2001" said Dirk Bartels, president and CEO of the company. "Our revenues were up more than 30% compared to the third quarter of fiscal 2001, and further cost reductions of $0.5 million in the fourth quarter of fiscal 2001 helped reduce the net loss from $3.3 million in the quarter ended September 30, 2001 to $2.3 million in the quarter ended December 31, 2001. We are very excited about the significant new IT customers that have purchased eSupplier Solutions, including DVG, EADS (European Aircraft and Defense Systems, formerly DASA) and Avisium, the largest MRO market place in France. Our B2B software products are now installed with more than 50 accounts world wide, and we believe that we are well positioned to prosper in this emerging market. We launched a new product, the eBuyerCatalog, a search and shopping cart application, that links our Supplier Enablement product with the SAP Buy Site Procurement system, and we believe that this new product will help us to grow the gross revenues in fiscal 2002. We completed a number of new license agreements for FastObjects, most notably Biomerieux, a global provider of health care systems. In addition, we had significant follow-on business with existing OEM accounts including Nortel Networks and Siemens AG. We are anticipating revenues between



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$2.3 and $2.5 million for the quarter ending March 31, 2002, as this quarter typically is a softer quarter for enterprise software. We are anticipating revenues between $12 and $13 million and a net loss in the range of $5 to $6 million for fiscal 2002. We have approximately $22 million in cash reserves and believe that incremental improvements in our top line throughout fiscal 2002 should result in neutral cash flow early in fiscal 2003."

Product license revenues attributable to Poet eSupplier Solutions remained relatively unchanged in the quarter ended December 31, 2001 as compared to the quarter ended December 31, 2000 at approximately $0.5 million. Product license revenues attributable to Poet's object database product line, FastObjects, decreased approximately $0.9 million, or 48%, to $1.1 million in the quarter ended December 31, 2001, from approximately $2.0 million in the quarter ended December 31, 2000. Total consulting and training revenues decreased approximately $0.1 million, or 24%, to $0.3 million in the quarter ended December 31, 2001, from $0.4 million in the quarter ended December 31, 2000.

Total costs and operating expenses for the quarter ended December 31, 2001 decreased approximately $1.9 million, or 29%, to $4.9 million as compared to $6.8 million for the same period in 2000. Selling and marketing expenses decreased approximately $1.4 million, or 37%, to $2.4 million in the quarter ended December 31, 2001 as compared to $3.8 million in the quarter ended December 31, 2000 primarily as a result of decreased sales and marketing personnel and related expenses.


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About Poet Holdings, Inc.

Poet Holdings, Inc. offers comprehensive supplier enablement applications for B2B eCommerce. The Poet eSupplier Solutions (formerly named eCS) product family helps enterprises to establish new business relationships with their partners, customers and buying organizations, and to efficiently develop new distribution channels through electronic marketplaces.

The Company also provides "FastObjects by Poet" (formerly named OSS), the award-winning object database designed for management of complex data in embedded systems and applications.

Poet Holdings, Inc. is headquartered in San Mateo, California, with offices throughout the US and Western Europe. The Company is traded on the Frankfurt Stock Exchange (Neuer Markt: POXA). For more information, visit www.poet.com or call 650-577-2500.


                                       ###


This press release contains forward-looking statements, including statements such as "anticipating," "believe," and "should," based on current expectations that involve risks and uncertainties. Actual results, events and performance may differ from those expressed or implied in such forward-looking statements due to various factors, including: our future financial performance and results of operations, including anticipated revenue, cash usage and net loss from operations; sufficiency of our cash reserves to fund our business; the timing and amount of customer orders; demand for and market acceptance of our products and services; development of markets for our products and services; the U.S. and global economies; currency exchange fluctuations; interest rate fluctuations; revenue projections and other risks identified in our Securities and Exchange Commission filings, including our report filed on Form 10-K for the fiscal year ended December 31, 2000. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Investors should consult our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended December 31, 2000, for further information regarding these and the other risks of our business.

The unaudited financial statements that follow should be read in conjunction with the notes set forth in our Form 10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission.


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                      POET HOLDINGS, INC. AND SUBSIDIARIES
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
               (in thousands, except share and par value amounts)



                                     ASSETS

                                                                                  December 31,   December 31,
                                                                                      2001           2000
                                                                                  ------------   ------------
Current assets:
     Cash and equivalents                                                           $ 10,905       $ 18,747
     Short term investments                                                           10,899         10,421
     Accounts receivable (net of allowances of $508 and $478 in 2001 and 2000,
     respectively)                                                                     1,993          3,751
     Inventories and other current assets                                                450            438
                                                                                    --------       --------
        Total current assets                                                          24,247         33,357
Property, furniture and equipment, net                                                 1,074          1,308
Long term investments                                                                     --          4,003
Other assets                                                                             317            239
                                                                                    --------       --------
Total assets                                                                        $ 25,638       $ 38,907
                                                                                    ========       ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                                               $    582       $  1,252
     Accrued liabilities                                                               1,564          1,891
     Deferred revenue                                                                    890          1,043
     Current portion of debt (including capital lease obligations)                        57            244
                                                                                    --------       --------
        Total current liabilities                                                      3,093          4,430
                                                                                    --------       --------
Long term obligation                                                                                     95
Stockholders' equity:
     Preferred stock, $0.001 par value; 3,000,000 shares authorized; no shares
     outstanding                                                                          --             --
     Common stock, $0.001 par value; 100,000,000 shares authorized
     Shares outstanding:  2001 - 10,876,912; 2000 - 10,818,867;                           11             11
     Additional paid in capital                                                       66,331         66,217
     Deferred stock compensation                                                        (126)          (353)
     Accumulated deficit                                                             (43,954)       (31,893)
     Accumulated other comprehensive income                                              283            400
                                                                                    --------       --------
        Total stockholders' equity                                                    22,545         34,382
                                                                                    --------       --------
Total liabilities and stockholders' equity                                          $ 25,638       $ 38,907
                                                                                    ========       ========



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                      POET HOLDINGS, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)



                                                                  Three Months Ended            Year Ended
                                                                      December 31,              December 31,
                                                                   2001         2000         2001         2000
                                                                 --------     --------     --------     --------
Revenues:
      Product                                                    $  1,611     $  2,548     $  6,435     $  9,114
      Consulting and training                                         335          443        1,493        1,358
      Support and maintenance                                         466          510        1,883        1,755
                                                                 --------     --------     --------     --------
Total revenues                                                      2,412        3,501        9,811       12,227
                                                                 --------     --------     --------     --------
Costs and operating expenses:
      Cost of product                                                  88           77          278          339
      Cost of consulting and training                                 361          406        1,268        1,195
      Cost of support and maintenance                                 308          384        1,209        1,288
      Selling and marketing                                         2,390        3,797       12,808       13,092
      Research and development                                        878        1,028        3,901        4,448
      General and administrative                                      773        1,023        3,272        3,631
      Amortization of deferred stock compensation(*)                   59           79          227          444
                                                                 --------     --------     --------     --------
                  Total costs and operating expenses                4,857        6,794       22,963       24,437
                                                                 --------     --------     --------     --------
Operating loss                                                     (2,445)      (3,293)     (13,152)     (12,210)
                                                                 --------     --------     --------     --------
Other income (expense):
      Interest expense                                                 (2)          (7)         (19)         (38)
      Interest income and other, net                                  163          547        1,206        2,460
                                                                 --------     --------     --------     --------
      Total other income (expense), net                               161          540        1,187        2,422
                                                                 --------     --------     --------     --------
Loss before income taxes                                           (2,284)      (2,753)     (11,965)      (9,788)
Income tax expense                                                    (26)          --          (96)         (47)
                                                                 --------     --------     --------     --------
Net loss                                                           (2,310)      (2,753)     (12,061)      (9,835)
                                                                 ========     ========     ========     ========
Other comprehensive income (loss)                                     (18)          27         (117)         (56)
                                                                 --------     --------     --------     --------
Comprehensive loss                                               $ (2,328)    $ (2,726)    $(12,178)    $ (9,891)
                                                                 ========     ========     ========     ========
Basic and diluted net loss per share                             $  (0.21)    $  (0.26)    $  (1.11)    $  (0.92)
                                                                 ========     ========     ========     ========
Shares used in computing basic and diluted net loss per share      10,858       10,746       10,829       10,653
                                                                 ========     ========     ========     ========

(*)  Amortization of deferred stock compensation
     Cost of consulting and training                             $      6     $      9     $     24     $     51
     Cost of support and maintenance                                    3            4           11           20
     Selling and marketing                                             26           36          100          197
     Research and development                                          17           21           66          127
     General and administrative                                         7            9           26           49
                                                                 --------     --------     --------     --------
                                                                 $     59     $     79     $    227     $    444
                                                                 ========     ========     ========     ========